UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

JOHN B. SANFILIPPO & SON, INC.

(Name of Registrant as Specified in Its Charter)

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John B. Sanfilippo & Son, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on October 27, 2021 For Stockholders as of September 07, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/JBSS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/JBSS Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before October 13, 2021. A copy of the proxy statement, annual report, and form of proxy for this particular Annual Meeting, and all future stockholder meetings, may be requested by: INTERNET TELEPHONE * E-MAIL www.investorelections.com/JBSS (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. John B. Sanfilippo & Son, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, October 27, 2021 Time: 10:00 A.M. Central Time Place: Via There a live is no audio-only physical webcast location for at www. the 2021 proxydocs. Annualcom/JBSS. Meeting. To attend the Annual Meeting of John B. Sanfilippo & Son, Inc., please visit www.proxydocs.com/JBSS for virtual meeting registration details. Should you require directions on how to access the virtual Annual Meeting and vote electronically, please call (847) 214-4612. SEE REVERSE FOR FULL AGENDA PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903

John B. Sanfilippo & Son, Inc. Annual Meeting of Stockholders The Board of Directors recommends that you vote FOR Proposals 1-3. PROPOSAL 1. Election of Directors 01 Pamela Forbes Lieberman 02 Mercedes Romero 03 Ellen C. Taaffe 2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2022 fiscal year. 3. Advisory vote to approve executive compensation. Note: Upon such other matters as may properly come before the Annual Meeting: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.